EXHIBIT 99.1

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.
                              FINANCIAL STATEMENTS
      FOR THE PERIOD FROM JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

                                TABLE OF CONTENTS

                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                 1

BALANCE SHEET                                                                2

STATEMENT OF OPERATIONS                                                      3

STATEMENT OF STOCKHOLDERS' DEFICIENCY                                        4

STATEMENT OF CASH FLOWS                                                      5

NOTES TO FINANCIAL STATEMENTS                                               6-11

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
Commercial Transportation Manufacturing Corp.
Bohemia, New York

We have audited the accompanying balance sheet of Commercial Transportation Manufacturing Corp. (a New York Corporation) as of September 1, 2003, and the related statements of operations, stockholders' deficiency, and cash flows for the period from January 8, 2003 (Inception) to September 1, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Commercial Transportation Manufacturing Corp. and the results of its operations, stockholders' deficiency and cash flows for the period from January 8, 2003 (Inception) to September 1, 2003, in conformity with accounting principles generally accepted in the United States of America.

October 27, 2003
Jewett, Schwartz and Associates
Hollywood, Florida

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                                  BALANCE SHEET

                                SEPTEMBER 1, 2003

ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                          $  19,506
Accounts receivable                                                      22,750
   Inventories                                                          175,902
   Prepaid expenses and other current assets                             61,140

                                                                      ---------
TOTAL CURRENT ASSETS                                                    279,298
                                                                      ---------

PROPERTY AND EQUIPMENT, NET                                               1,877
                                                                      ---------

TOTAL ASSETS                                                          $ 281,175
                                                                      =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses                                 $ 137,722
   Deferred rent                                                        124,800
   Warranty reserve                                                      15,000
   Customer deposits                                                      5,000
                                                                      ---------
TOTAL CURRENT LIABILITIES                                               282,522
                                                                      ---------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY

   Common Stock and Additional Paid in Capital - No Par Value;
   2,000 shares authorized; 1,450 shares issued and outstanding         580,500
   Accumulated deficit                                                 (581,847)
                                                                      ---------
TOTAL STOCKHOLDERS' DEFICIENCY                                           (1,347)
                                                                      ---------

TOTAL LIABILITIES AND

STOCKHOLDERS' DEFICIENCY                                              $ 281,175
                                                                      =========

   The accompanying notes are an integral part of these financial statements

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                             STATEMENT OF OPERATIONS

      FOR THE PERIOD FROM JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

REVENUES:

   Limousine modifications and service                                $ 596,725
                                                                      ---------

COST OF GOODS SOLD:

   Limousine modifications and service                                  745,193
   Warranty expense                                                      18,291

                                                                      ---------
TOTAL COST OF GOODS SOLD                                                763,484
                                                                      ---------

GROSS PROFIT                                                           (166,759)
                                                                      ---------

EXPENSES:

   Selling                                                               14,424
   General and administrative                                           148,418
   Rent                                                                 172,800
   Other                                                                 79,446

                                                                      ---------
       Total expenses                                                   415,088

                                                                      ---------
NET LOSS                                                              $(581,847)
                                                                      =========

   The accompanying notes are an integral part of these financial statements

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

      FOR THE PERIOD FROM JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

                                                          Number of              Common
                                                          Shares of            Stock and
                                                           Common              Additional        Accumulated
                                                           Stock            Paid in Capital        Deficit               Total
                                                      ---------------       ---------------     ---------------     ---------------

Common Stock Issued at Inception                                  250             $ 301,500           $      --           $ 301,500

Common Stock Issued                                             1,200               279,000                                 279,000

Net Loss                                                                                               (581,847)           (581,847)

                                                      ---------------       ---------------     ---------------     ---------------
Stockholders' Deficiency as of September 1, 2003                1,450             $ 580,500           $(581,847)          $  (1,347)
                                                      ===============       ===============     ===============     ===============

   The accompanying notes are an integral part of these financial statements

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                             STATEMENT OF CASH FLOWS

      FOR THE PERIOD FROM JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

CASH FLOWS FROM OPERATING ACTIVITIES

 Net Loss                                                        $(581,847)
 Adjustments to Reconcile Net Loss to Net Cash
       Used by Operating Activities

       Amortization of deferred rent                               (19,200)
       Warranty expense                                             18,291
       Charges to warranty reserve                                  (3,291)

Changes in Operating Assets and Liabilities:

       (Increase) in accounts recievable                           (22,750)
       (Increase) in prepaid expenses and other assets             (61,140)
       (Increase) in inventories                                  (175,902)
       Increase in customer deposits                                 5,000
       Increase in accounts payable and accrued expenses           137,722
       Increase in deferred rent                                   144,000
                                                                 ---------

       Net cash used by operating activities                      (559,117)
                                                                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES

       Purchase of property and equipment                           (1,877)
                                                                 ---------

CASH FLOWS FROM FINANCING ACTIVITIES

       Issuance of common stock                                    580,500
                                                                 ---------

       Net cash provided by operating activities                   580,500
                                                                 ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           19,506

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                         --
                                                                 ---------

CASH AND CASH EQUIVALENTS - END OF PERIOD                        $  19,506
                                                                 =========

   The accompanying notes are an integral part of these financial statements

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY - Commercial Transportation Manufacturing Corp. (the Company) was incorporated in the State of New York and began operations on January 8, 2003. The Company manufactures limousines, primarily for the livery industry by modifying and custom fabricating stock vehicles ("chassis") that are manufactured by automobile manufacturers. The Company has licensing agreements with General Motors and Ford Motor Company. These manufacturers provide the warranties on vehicles the Company modifies for our customers.

USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures at the date of the financial statements and during the reporting period. Accordingly, actual results could differ from those estimates.

REVENUE AND COST RECOGNITION - Revenues are reported at the time the custom refabrication or modification is complete and delivered to the customer. Repairs and other services are recorded when the service is performed. Inventory is relieved at the time of sale.

INVENTORIES - Inventories include the cost of the vehicle chassis and parts related to vehicles in the process of being modified and remanufactured. Shipping and handling costs are included in inventory.

All inventories are valued at the lower of cost or market. The cost of new and used vehicles in inventory is determined using the specific identification method. The cost of new parts is valued using the first in first out basis.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which are three to seven years.

Expenditures and major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

IMPAIRMENT OF LONG-LIVED ASSETS - The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At September 1, 2003, the Company believes that there has been no impairment of its long-lived assets.

ADVERTISING - The Company expenses advertising production costs as they are incurred. Advertising expense for the period from January 8, 2003 to September 1, 2003 was $2,225.

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

FAIR VALUE OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, prepaid expenses, other assets, and accounts payable carrying amounts approximate fair value.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

WARRANTY RESERVES - The Company provides warranties to its new car customers of the earlier of three years or fifty thousand miles, only on parts and labor on modifications performed by the Company.

INCOME TAXES - Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. The financial statements reflect a benefit of approximately $227,000 as of September 1, 2003 and a valuation allowance of the same amount, since the Company does not have the revenue history to support the future recognition of the deferred tax asset as well as potential limitations on net operating losses further described below.

Utilization of the net operating loss carry-forwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code. The annual limitation may result in the expiration of net operating loss carry-forwards before utilization.

RECENT ACCOUNTING PRONOUNCEMENTS -- In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement No. 145 ("Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections"). This statement rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Any gain or loss on the extinguishment of debt that was classified as an extraordinary item in prior periods will be reclassified into continuing operations. The adoption of the disclosure of statement No. 145 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

RECENT ACCOUNTING PRONOUNCEMENTS- (CONTINUED)

In June 2002, the FASB issued Statement No. 146 ("Accounting for Costs Associated with Exit or Disposal Activities"). This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Prior to this statement, a liability was recognized when the entity committed to an exit plan. Management believes that this statement will not have a material impact on the Company's financial statements; however, the statement will result in a change in accounting policy associated with the recognition of liabilities in connection with future restructuring charges. The adoption of the disclosure of statement No. 146 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others." This interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This interpretation does not prescribe a specific approach for subsequently measuring the guarantor's recognized liability over the term of the related guarantee. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others," which is being superseded. The disclosure requirements of FIN 45 are effective for the Company for financial statements beginning July 1, 2003 and are not expected to have a material impact on the Company's financial position, results of operations, or liquidity.

In December 2002, the FASB issued Statement No. 148 ("Accounting for Stock-Based Compensation - Transition and Disclosure"). This statement amends FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of the disclosure requirements this statement is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

RECENT ACCOUNTING PRONOUNCEMENTS- (CONTINUED) --

In January  2003,  the FASB  issued  Interpretation  No. 46  ("Consolidation  of
Variable Interest Entities"). The interpretation defines a variable interest entity as a corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights nor (b) has equity investors that do not provide sufficient financial resources for the equity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. This interpretation requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The Company would have to consolidate any of its variable interest entities that meet the above criteria as of July 1, 2003. The interpretation also requires disclosures about variable interest entities that the company is not required to consolidate but in which it has a significant variable interest. Management is in the process of determining if its interests in unconsolidated entities qualify as variable interest entities and, if so, whether the assets, liabilities, non-controlling interest, and results of activities are required to be included in the Company's consolidated financial statements. The adoption of FIN 46 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

In May 2003, the FASB issued Statement No. 150 ("Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity"). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

NOTE 2 - EQUITY

The Company sold an aggregate of 250 shares (no par value) of its common stock for proceeds of $301,500 cash on January 8, 2003. During 2003 the stockholders of the Company authorized the increase in the number of authorized shares of common stock to 2,000. During 2003 the Company received $279,000 cash for the issuance of an additional 1,200 shares of common stock.

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

NOTE 3 - CONCENTRATION OF CREDIT RISK

The amounts on deposit at September 1, 2003 did not exceed the $100,000 federally insured limit for bank deposits. The Company purchases a significant portion of its inventory from two major suppliers. The relationships with these suppliers are significant to the ongoing operations of the business and are subject to licensing agreements.

NOTE 4 - INVENTORIES

Inventories consist of the following components as of September 1, 2003:

New Vehicles                                                $    144,951
Parts                                                             30,951
                                                            ------------
                                                            $    175,902
                                                            ============


NOTE 5 - WARRANTY RESERVE

The warranty reserve at September 1, 2003 was $15,000. Total warranty expense for the period from January 8, 2003 to September 1, 2003 was $18,291.

NOTE 6 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of September 1, 2003:

Office Equipment                                            $      1,877
Less Accumulated Depreciation                                         --
                                                            ------------
                                                            $      1,877
                                                            ============

                  COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 8, 2003 (INCEPTION) TO SEPTEMBER 1, 2003

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company is a party to a non-cancelable operating lease pertaining to the office and plant facilities. The lease term, as amended, expires in January 2008 with payments commencing in July 2003. The lease is to a related party.

The minimum lease commitment for the non-cancelable operating lease for the subsequent twelve month periods are summarized as follows:

                             2004  $      288,000
                             2005         288,000
                             2006         288,000
                             2007         288,000
                             2008          96,000
                                   --------------
                                   $    1,248,000
                                   ==============

Rental expense under all operating leases totaled approximately $172,800 for the period from January 8, 2003 (Inception) to September 1, 2003 that includes amortization of approximately $19,000 of deferred rental expense.

As of September 1, 2003 the company had receivable balances for approximately $18,000 due from related parties.

The Company maintained certain equipment used for manufacturing currently owned by a related party in anticipation of a pending purchase agreement for that equipment. It is expected that this equipment will be purchased for its fair market value base upon an independent valuation.

NOTE 8 - SUBSEQUENT EVENT

On August 29, 2003 the Company completed a merger with Coach Industries Group, Inc. and its wholly-owned subsidiary Coach Acquisition Sub, Inc., through an Agreement and Plan of Merger effective September 1, 2003, whereby all the shares of the Company's common stock shall be exchanged for an equal number of shares of Coach Acquisition Sub, Inc. common stock. The estimated value of the Merger is $1.35 million based on 3 million shares of common stock, valued at $0.45 per share on August 26, 2003.